UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 2, 2009

Nevada	7340	14-1961383
State or Other Jurisdiction of Incorporation of Organization)	Primary Standard Industrial Code	(I.R.S. Employer Identification No.)

(Name of Small Business Issuer in its Charter)

Extreme Home Staging, Inc.

(Address of Principal Executive Offices and Zip Code)

4507 15th Ave.
Brooklyn, NY 11219

Registrant’s Telephone Number, Including Area Code: (917-543-3699)
(Address, including zip code, and telephone number, including area code, of registrant's principal executive office)

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02   Unregistered Sales of Equity Securities

              On  May 4, 2009  the Registrant issued 850,000  shares for services rendered in lieu of cash valued at $85,000.  Shares issued are exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.  The shares issued are restricted shares and are subject to Rule 144.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2009
Extreme Home Staging, Inc.

By: /s/ Milka Fixler
 Chief Executive Officer